Prospectus and Summary Prospectus Supplement

April 25, 2012

Morgan Stanley Institutional Fund Trust

Supplement dated April 25, 2012 to the Morgan Stanley Institutional Fund Trust Prospectus and Summary Prospectus dated January 31, 2012 of:

Long Duration Fixed Income Portfolio

The Board of Trustees of the Morgan Stanley Institutional Fund Trust (the "Trust") approved a Plan of Liquidation with respect to the Long Duration Fixed Income Portfolio (the "Portfolio"), a series of the Trust. Pursuant to the Plan of Liquidation, substantially all of the assets of the Portfolio will be liquidated, known liabilities of the Portfolio will be satisfied, the remaining proceeds will be distributed to the Portfolio's shareholders, and all of the issued and outstanding shares of the Portfolio will be redeemed (the "Liquidation"). The Liquidation is expected to occur on or about May 11, 2012. Effective April 26, 2012, the Portfolio is closed to new investment.

Please retain this supplement for future reference.

  IFTFISPT 4/12